UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a - 101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Madison Harbor Balanced Strategies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MADISON HARBOR BALANCED STRATEGIES, INC.

The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174

October 28, 2008

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Madison Harbor Balanced Strategies, Inc. (the "Company"), to be held on November 25, 2008 at 10:00 a.m., Eastern Time, at the Company's corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174.

The Notice of Special Meeting and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to approve a new investment advisory agreement by and between the Company and Aviva Investors North America, Inc. and to approve the payment of fees for investment advisory and investment sub-advisory services provided by Madison Harbor Capital Management, LLC, and its successor, Aviva Investors North America, Inc., and Conning Asset Management Company, respectively, during the period in which no written contracts were in place for such services.

It is important that your shares be represented at the Meeting. If you are unable to attend the Meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.

  Sincerely yours,

  Edward M. Casal
  Chief Executive Officer

MADISON HARBOR BALANCED STRATEGIES, INC.

The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
November 25, 2008

To the Shareholders of Madison Harbor Balanced Strategies, Inc.:

A Special Meeting of the Shareholders (the "Meeting") of Madison Harbor Balanced Strategies, Inc. (the "Company") will be held at the Company's corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174 on Tuesday, November 25, 2008, at 10:00 a.m., Eastern Time, for the following purposes:

1.  To approve a new investment advisory agreement by and between the Company and Aviva Investors North America, Inc.

2.  To approve the payment of fees for investment advisory and investment sub-advisory services provided by Madison Harbor Capital Management, LLC, and its successor, Aviva Investors North America, Inc., and Conning Asset Management Company, respectively, during the period in which no written contracts were in place for such services.

3.  To transact such other business as may properly come before the Meeting.

You have the right to receive notice of and to vote at the Meeting if you were a shareholder of record at the close of business on October 24, 2008. Whether or not you expect to be present in person at the Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

  By Order of the Board of Directors,

  Russell H. Bates
  Secretary

New York, New York
October 28, 2008

This is an important Meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the Meeting, you still may attend the Meeting and vote your shares in person.

MADISON HARBOR BALANCED STRATEGIES, INC.

The Chrysler Building
405 Lexington Avenue
47th Floor
New York, NY 10174

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held on November 25, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Madison Harbor Balanced Strategies, Inc. (the "Company," "we," "us" or "our") for use at a Special Meeting of Shareholders (the "Meeting") of the Company to be held on November 25, 2008, at 10:00 a.m., Eastern Time, at the Company's corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174, and at any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to shareholders on or about October 31, 2008.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted (1) FOR the approval of a new investment advisory agreement by and between the Company and Aviva Investors North America, Inc.; (2) FOR the approval of the payment of fees for investment advisory and investment sub-advisory services provided by Madison Harbor Capital Management, LLC, and its successor, Aviva Investors North America, Inc., and Conning Asset Management Company, respectively, during the period in which no written contracts were in place for such services; and (3) FOR any other matters listed in the accompanying Notice of Special Meeting of Shareholders.

If you are a "shareholder of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any shareholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Shares"), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting. All of our directors are encouraged to attend the Meeting.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.  To approve a new investment advisory agreement (the "New Advisory Agreement") by and between the Company and Aviva Investors North America, Inc. ("AINA").

2.  To approve the payment of fees for investment advisory and investment sub-advisory services provided by Madison Harbor Capital Management, LLC ("MHCM"), and its successor, AINA, and Conning Asset Management Company ("Conning"), respectively, during the period in which no written contracts were in place for such services.

3.  To transact such other business as may properly come before the Meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a shareholder of record at the close of business on October 24, 2008 (the "Record Date"). On the Record Date, there were 41,085 shares of the Company's common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. Abstentions will not be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Meeting, the shareholders who are represented may adjourn the Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Approval of the New Advisory Agreement. The affirmative vote of 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of the Company are present or represented by proxy, or the affirmative vote of more than 50 percent of the outstanding voting securities of the Company, whichever is less, is required to approve the New Advisory Agreement. Broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) and abstentions will have the effect of a vote against this proposal.

Approval of Payment of the fees for investment advisory and investment sub-advisory services provided by MHCM, and its successor, AINA, and Conning. The vote of more than 50 percent of the outstanding shares of the Company is required for approval of this proposal. Broker non-votes and abstentions will have the effect of a vote against this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Meeting, the shareholders who are represented may adjourn the Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

AINA will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Meeting of Shareholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing, signed by the shareholder in the same manner as the proxy being revoked and delivered to the Company's proxy tabulator.

Information About the Company

The Company's principal business address is 405 Lexington Avenue, 47th Floor, New York, New York 10174. AINA, having hired the employees of MHCM, is currently acting as the Company's investment adviser, although there is no investment advisory agreement currently in place. AINA's principal business address is 300 Walnut Street, Suite 1700, Des Moines, Iowa 50309. The Company is also a party to an Administration Agreement with SEI Investments Global Funds Services (the "Administrator"). The Administrator's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Copies of the Company's most recent annual report, as filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, are available without charge upon writing to the Company at the address above or by calling (212) 380-5500. These reports are also available on the SEC's website at www.sec.gov.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the Company's executive officers, and the executive officers and directors as a group.

Based upon a review of Schedule 13G filings submitted to the SEC, as of the Record Date no person has reported beneficially owning an amount of shares of the Company's common stock equal to 5% or more of the Company's total outstanding shares of common stock as of the Record Date.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner(1)	Number of Shares Owned Beneficially(2)	Percentage of Class(3)
Interested Directors

Edward M. Casal	25	*

Independent Directors

Stanley Perla	None	*

Cydney Donnell	None	*

Leland Speed	None	*

Executive Officers

Russell H. Bates	25	*

Executive Officers and Directors as a Group	50	*

*  Represents less than one percent.

(1)  The business address for each executive officer and director of the Company is 405 Lexington Avenue, 47th Floor, New York, NY 10174.

(2)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(3)  Based on a total of 41,085 shares of the Company's common stock issued and outstanding as of the Record Date.

PROPOSAL I: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Board is recommending the approval of AINA as the Company's investment adviser. AINA has hired our Chief Executive Officer, Edward M. Casal, and Executive Vice President, Russell H. Bates, to lead their global multi-manager real estate group, and has also hired the other employees of Madison Harbor Capital ("MHC"), the parent company of MHCM.

After meeting with a number of potential new investment advisers, the Board determined that it was in the best interest of the Company and its shareholders to enter into the New Advisory Agreement. Under the New Advisory Agreement, Messrs. Casal and Bates will continue to provide portfolio management to the Company. In fact, the terms of the New Advisory Agreement are substantially identical to those of the Prior Advisory Agreement and the Interim Advisory Agreement (both as defined below) other than that the investment adviser to the Company would be AINA instead of MHCM and the dates of execution, effectiveness and termination will differ. In addition, the portion of the Company's assets represented by cash and other short-term investments (the "Managed Account") will no longer be managed by Conning, and will instead be managed by AINA; as a result, AINA will retain the entire investment advisory fee, a portion of which had previously been paid to Conning under an investment sub-advisory agreement.

Background

MHCM, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), served, subject to the overall supervision of the Board, as the Company's investment adviser pursuant to an investment advisory agreement by and between MHCM and the Company, dated October 1, 2004 (the "Prior Advisory Agreement"). The shareholders of the Company last approved the Prior Advisory Agreement prior to the Company's initial closing in connection with its Private Placement Memorandum, which is filed as part of the Company's registration statement with the SEC on Form N-2.

On August 15, 2007, Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to MHCM and the Company, including his positions of Chairman of the Board, Investment Committee Chairman and Portfolio Manager of the Company, and as a member and officer of MHCM. Subsequently, Edward M. Casal, the Company's President, Chief Executive Officer, and Chief Investment Officer, assumed the positions of Investment Committee Chairman and Portfolio Manager of the Company and was also appointed Chairman of the Board. On August 17, 2007, the Board approved a resolution reducing the size of the Board from five directors to four directors.

In light of Mr. Maine's resignation and withdrawal from the Company and MHCM, a change of control of MHCM may be deemed to have occurred that would have caused a technical assignment of the Prior Advisory Agreement, and thus terminated the Prior Advisory Agreement in accordance with its terms as required by Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). Neither MHCM nor any controlling person of MHCM received, directly or indirectly, money or other benefit in connection with the assignment within the meaning of the rules under the 1940 Act. Accordingly, the Board, including a majority of the directors who are not "interested persons" of the Company, as defined under the 1940 Act (the "Disinterested Directors"), approved by unanimous resolution on August 17, 2007 an interim investment advisory agreement (the "Interim Advisory Agreement") between MHCM and the Company that contained the same terms and conditions as the Prior Advisory Agreement.

In addition, the prior investment sub-advisory agreement by and between MHCM and Conning, dated January 14, 2005 (the "Prior Sub-Advisory Agreement"), pursuant to which Conning served as the Company's investment sub-adviser and provided investment advisory services to the Company with respect to its Managed Account, was also considered terminated for the same reasons. On August 17, 2007, the Board, including a majority of the Disinterested Directors, also unanimously approved an interim investment sub-advisory agreement (the "Interim Sub-Advisory Agreement") by and between MHCM and Conning that contained the same terms and conditions as the Prior Sub-Advisory Agreement.

In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Advisory Agreement, if the shareholders of the Company failed to approve a new investment advisory agreement within 150 days after the effective date of the Interim Advisory Agreement, then the Interim Advisory Agreement would terminate and the Board would have to consider alternate arrangements in respect of the management of the Company's assets.

At a special meeting of the Board held on October 29, 2007, the Board considered and approved a proposed investment advisory agreement by and between the Company and MHCM, as well as a proposed investment sub-advisory agreement by and between MHCM and Conning, both subject to approval by the Company's shareholders. Under the proposed investment advisory agreement MHCM would have continued to serve as the Company's adviser on the same terms and conditions as set forth in the Prior and Interim Advisory Agreements, and under the proposed investment sub-advisory agreement, Conning would have continued to serve as the Company's investment sub-adviser on the same terms and conditions as the Prior and Interim Sub-Advisory Agreements. The proposed investment advisory agreement and proposed investment sub-advisory agreement were not put forward for approval by the Fund within 150 days of the effective date of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement, respectively, and the Interim Advisory Agreement and Interim Sub-Advisory Agreement therefore expired on January 14, 2008, consistent with the requirements of Rule 15a-4. Upon the expiration of the Interim Advisory Agreement, MHCM continued to serve as the Company's adviser without receiving compensation, in accordance with Rule 15a-4 of the 1940 Act. On April 1, 2008, AINA hired Messrs. Casal and Bates, and thereafter, the other employees of MHC, and AINA continued to serve as the Company's adviser without receiving compensation. Upon the expiration of the Interim Sub-Advisory Agreement, Conning continued to serve as the Company's investment sub-adviser without receiving compensation, in accordance with Rule 15a-4 of the 1940 Act. However, the Company has since determined not to enter into a new investment sub-advisory agreement, and to instead have AINA manage the Managed Account itself and retain the entire investment advisory fee.

Board Approval

At an in-person meeting of the Board held on April 28, 2008, the Board, including a majority of the Disinterested Directors, concluded that New Advisory Agreement was in the best interest of the Company and its shareholders, and approved the New Advisory Agreement, subject to shareholder approval. Shareholders of the Company are now being asked to approve the New Advisory Agreement. The New Advisory Agreement is attached as Appendix A to this Proxy Statement.

Interest of Certain Persons in the Approval of the New Advisory Agreement

Certain executive officers and interested directors of the Company are also employees and officers of AINA. Mr. Casal is the Chief Investment Officer of the AINA real estate multi-manager team and also currently serves as an executive officer, director and the Chairman of the Board of the Company. Mr. Bates is an officer of AINA and an executive officer of the Company. As a result of their interest in AINA, Messrs. Casal and Bates may be deemed to have a substantial interest in shareholder approval of the New Advisory Agreement.

Information About AINA

AINA is an SEC registered investment adviser, founded in 1998, with over $32 billion in assets under management specializing in institutional income-driven asset management. AINA employs 54 investment professionals with an average of 14 years of portfolio management experience. There is a total of 125 employees across all areas of the organization. AINA is headquartered in Des Moines, Iowa with offices in New York, Manhattan Beach, California and Chicago.

The names, addresses and principal occupations of the principal executive officer and each director of AINA are set forth below:

Name and Address(1)	Title	Principal Occupation
Gregory D. Boal	Director and President	Chief Executive Officer, Aviva Investors North America, Inc.

Thomas C. Godlasky	Director and Chairman of the Board	President and Chief Executive Officer, Aviva USA

Mark V. Heitz	Director	Executive Vice President, Aviva Life & Annuity Co.

(1)  The business address for each person listed above is 300 Walnut Street, Suite 1700, Des Moines, Iowa 50309.

Aviva USA Corporation is the owner of AINA, and owns 100% of AINA. Aviva International Holdings Limited is the parent company of Aviva USA Corporation based on its ownership of 100% of the outstanding shares of Aviva USA. Aviva Insurance Limited is the parent company of Aviva International Holdings Limited based on its ownership of 100% of the outstanding shares of Aviva International Holdings Limited. Aviva International Insurance Limited is the parent company of Aviva Insurance Limited based on its ownership of 100% of the outstanding shares of Aviva Insurance Limited. Aviva Group Holdings Limited is the parent company of Aviva International Insurance Limited based on its ownership of 100% of the outstanding shares of Aviva International Insurance Limited. Aviva plc is the parent company of Aviva Group Holdings Limited based on its ownership of 100% of the outstanding shares of Aviva Group Holdings Limited.

Summary of Prior and Interim Advisory Agreements

Advisory and Other Services. Under the terms of the Prior Advisory Agreement and Interim Advisory Agreement (collectively, the "Advisory Agreements"), MHCM had full discretion and authority to manage the assets and liabilities of the Company and to manage the day-to-day business and affairs of the Company in accordance with the investment objectives, policies and restrictions set forth in the Company's Private Placement Memorandum, which is filed as part of the Company's registration statement with the SEC on Form N-2. MHCM's services under the Advisory Agreements were non-exclusive, and MHCM was free to furnish similar services to other entities. MHCM also had the authority to retain an investment sub-adviser, subject to the approval of the Board and the Company's shareholders.

Management Fees. For services provided by MHCM under the Advisory Agreements, the Company paid MHCM, on a quarterly basis, in advance, a management fee at an annual rate equal to the sum of (i) 1.0% of the net asset value ("NAV") of the Managed Account, and (ii) 2.0% of the NAV of funds invested in professionally managed real estate private equity funds (the "Underlying Funds"). For purposes of determining MHCM's fee, the NAV of each of the Managed Account and amounts invested in Underlying Funds is the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Company and any declared but unpaid dividends on the Shares. The management fee is earned at the beginning of each quarter and payable once the NAV calculation is finalized for the most recently closed quarter. For the fiscal year ended March 31, 2007, the Company paid MHCM management fees totaling $199,392, after certain voluntary waivers by MHCM.

Expenses. Under the Advisory Agreements, the Company bore all expenses incurred by MHCM in the business of the Company, other than those not specifically assumed by MHCM and other service providers pursuant to their agreements with the Company.

Summary of the New Advisory Agreement

Subject to approval of its shareholders, the Company will enter into the New Advisory Agreement. The terms and conditions of the New Advisory Agreement are substantially identical in all material aspects to the terms and conditions of the Prior Advisory Agreement (and the Interim Advisory Agreement) except that the investment adviser to the Company will be AINA instead of MHCM and the dates of execution, effectiveness and termination will differ. In addition, the Managed Account will no longer be managed by Conning, and will instead be managed by AINA; as a result, AINA will retain the entire investment advisory fee, a portion of which had historically been paid by MHCM to Conning. The management fee under the New Advisory Agreement is calculated in a manner identical to that under the Prior Advisory Agreement (and the Interim Advisory Agreement). The New Advisory Agreement will become effective upon the latter of its execution and its approval by the shareholders of the Company in the manner required by the 1940 Act and provides that it will remain in force for two years for two years from the date on which it first becomes effective, and thereafter from year to year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Company and by approval of a majority of the Disinterested Directors. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the Company's outstanding voting securities, on 60 days' written notice to AINA, or by AINA at any time, without the payment of any penalty, on 60 days' written notice to the Company.

Advisory and Other Services. Under the terms of the New Advisory Agreement, AINA has full discretion and authority to manage the assets and liabilities of the Company and to manage the day-to-day business and affairs of the Company in accordance with the investment objectives, policies and restrictions set forth in the Company's Private Placement Memorandum, which is filed as part of the Company's registration statement with the SEC on Form N-2. AINA's services under the New Advisory Agreement are non-exclusive, and AINA is free to furnish similar services to other entities. AINA also has the authority to retain an investment sub-adviser, subject to the approval of the Board and the Company's shareholders.

Management Fees. For services provided by AINA under the New Advisory Agreement, the Company will pay AINA, on a quarterly basis, in advance, a management fee at an annual rate equal to the sum of (i) 1.0% of the NAV of the Managed Account, and (ii) 2.0% of the NAV of the Underlying Funds. For purposes of determining AINA's fee, the NAV of each of the Managed Account and amounts invested in Underlying Funds is the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Company and any declared but unpaid dividends on the Shares. The management fee is earned at the beginning of each quarter and payable once the NAV calculation is finalized for the most recently closed quarter.

Expenses. Under the New Advisory Agreement, the Company bears all expenses incurred by AINA in the business of the Company, other than those not specifically assumed by AINA and other service providers pursuant to their agreements with the Company.

Board Consideration of the New Advisory Agreement

At an in-person meeting of the Board held on April 28, 2008, the Board considered the approval of the New Advisory Agreement. Since the New Advisory Agreement is substantially identical to the Prior Advisory Agreement except that the investment adviser to the Company would be AINA instead of MHCM and the dates of execution, effectiveness and termination differ, the Board believes that the terms and conditions of the New Advisory Agreement are fair to, and in the best interests of, the Company and its shareholders. The Board also believes that there will be no change in the services provided by to the Company. The Board considered that the Managed Account would no longer be managed by Conning, and would instead be managed by AINA, and that as a result, AINA would retain the entire investment advisory fee, a portion of which had historically been paid by MHCM to Conning. The Board also considered that there would be no change in the investment process, operations or investment advisory services to the Company under the New Advisory Agreement. Additionally, the Board determined that there would be no diminution in the scope and quality of advisory services provided to the Company as a result of the replacement of MHCM with AINA. In reaching a decision to approve the New Advisory Agreement, the Board considered, among other things:

•  the nature, quality and extent of the advisory and other services to be provided to the Company by AINA;

•  the investment performance of the Company, including the Managed Account;

•  the costs of the services to be provided by AINA and the profits to be realized by AINA and its affiliates from its relationship with the Company;

•  comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives, including the investment objectives with respect to the Managed Account;

•  the Company's projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives;

•  any existing and potential sources of indirect income to AINA and its affiliates from its relationship with the Company and the profitability of that relationship;

•  information about the services to be performed and the personnel performing such services under the New Advisory Agreement;

•  the organizational capability and financial condition of AINA and its affiliates;

•  AINA's respective practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers' provision of brokerage and research services to AINA;

•  the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and

•  the extent to which economies of scale would be realized as the Company grows, and whether the fees payable under the New Advisory Agreement reflect these economies of scale for the benefit of the Company's shareholders.

Based on the information reviewed and its discussions, the Board, including a majority of the Disinterested Directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided and approved the New Advisory Agreement as being in the best interests of the Company's shareholders. The Board deemed it significant that under the New Advisory Agreement, the Company's current portfolio managers (Messrs. Casal and Bates) would remain involved in the management of the Company.

Accordingly, the Board, including a majority of the Disinterested Directors, approved the New Advisory Agreement, subject to approval by the Company's shareholders, and directed that the New Advisory Agreement be submitted to the Company's shareholders for approval with the Board's recommendation that shareholders vote for the approval of the New Advisory Agreement.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW
INVESTMENT ADVISORY AGREEMENT.

PROPOSAL II: APPROVAL OF THE PAYMENT OF FEES FOR INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY SERVICES PROVIDED BY MHCM, AND ITS SUCCESSOR, AINA, AND CONNING, RESPECTIVELY, DURING THE PERIOD IN WHICH NO WRITTEN CONTRACTS WERE IN PLACE FOR SUCH SERVICES

As discussed in Proposal I above, the proposed investment advisory agreement and the proposed investment sub-advisory agreement were never submitted to shareholders for approval and the 150-day period expired. Accordingly, new written contracts for investment advisory and sub-advisory services could be deemed to not have been approved or put in place since the termination of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement. Although the Company paid MHCM fees under the Interim Advisory Agreement from August 15, 2007 through December 31, 2007, it was determined that those fees should be recovered from MHCM pending the outcome of the shareholder vote requested herein. MHCM has since repaid such fees to the Company.

MHCM, AINA as MHCM's successor, and Conning (collectively, the "Advisers"), relying on equitable principles, have requested that the Company consider paying them for the respective advisory services they rendered, and will render, to the Company for the period from the termination of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement (August 15, 2007) through the date of the termination of the services provided by MHCM (March 31, 2008) and Conning (July 31, 2008); and from April 1, 2008 until the effective date of the New Advisory Agreement for AINA. At a Board meeting held on August 18, 2008 (the "August Meeting"), the Board considered the appropriate measure for determining the amount of fees that should be payable to the Advisers based on equitable principles. The Board concluded that, consistent with what counsel advised the Board was the SEC Staff's position on such matters, the appropriate standard should be the lesser of the amount that would have been payable under the Advisers' respective agreements (in the case of AINA, the Board assumed that the terms of the Prior Advisory Agreement would apply to AINA) or the Advisers' respective actual costs in providing their services to the Company.

The total amount payable to Conning, under the terms of the Prior Sub-Advisory Agreement, as of the date of the termination of its services would be $30,298. Such fees would be payable to Conning by MHCM and not by the Company. The total amount payable to MHCM, under the terms of the Prior Advisory Agreement, as of the date of the termination of its services would be $301,424. This amount reflects the total amount of advisory fees that would have been accrued by MHCM from August 15, 2007 through March 31, 2008 had a valid investment advisory agreement been in place between the Company and MHCM, which is $369,924, less the balance of the expenses to be reimbursed by MHCM to the Company under the expense limitation agreement between the Company and MHCM, which is $68,500. Beginning as of April 1, 2008, when Messrs. Casal and Bates became employees of AINA, all fees accrued for investment advisory services provided to the Company of the type previously provided by MHCM would be payable to AINA. As of September 30, 2008, the amounts payable to AINA would be approximately $318,305; such amounts would continue to accrue to AINA until the Company executed a new investment advisory agreement. In addition, the Advisers advised the Board that their respective actual costs of providing their services to the Company exceeded the foregoing amounts.

At the August Meeting, the Board, including a majority of the Disinterested Directors, concluded that, notwithstanding the fact that for purposes of the 1940 Act an investment advisory contract was not deemed to exist between the Company and the Advisers, the Advisers each provided their respective services to the Company in a manner that was identical to the manner in which they provided their respective services when the Prior and Interim Advisory Agreements and Prior and Interim Sub-Advisory Agreements were in effect. As a result, the Board, including a majority of the Disinterested Directors, determined that payment of the fees that would have been payable to the Advisers' under the Advisers' respective agreements (collectively, the "Fees") was in the best interest of the Company and its shareholders, and approved the payment of the Fees, subject to shareholder approval. Shareholders of the Company are now being asked to approve the payment of the Fees.

Board Consideration

In reaching a decision to approve the Fees, the Board considered, among other things:

•  The Company and its shareholders have experienced no economic harm during the applicable period as a result of the expiration of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement,

•  The Advisers have satisfactorily provided the services called for under the Prior and Interim Advisory Agreements and Prior and Interim Sub-Advisory Agreements, respectively, and the services called for since the expiration of the Interim Advisory Agreement and Interim Sub-Advisory Agreement;

•  The amounts that are payable under those agreements are no more than what the Company would have paid had the Prior Advisory Agreement and Prior Sub-Advisory Agreement remained in effect;

•  The Board intended that the terms of the Prior Advisory Agreement and Prior Sub-Advisory Agreement continue uninterrupted, but for the failure to obtain shareholder approval before the expiration of the Interim Advisory Agreement and Interim Sub-Advisory Agreement;

•  The nature of the continuing relationship between the employees of the Advisers and the Company, including the nature and quality of the services the employees of the Advisers have performed for the Company under the Prior and Interim Advisory Agreements and Prior and Interim Sub-Advisory Agreements; and

•  AINA's willingness to pay for the costs associated with the Special Meeting of Shareholders as well as the costs associated with the Board and committee meetings and the reasonable legal fees of counsel to the Company and the independent directors with respect to the foregoing.

Based on the information reviewed and its discussions, the Board, including a majority of the Disinterested Directors, concluded that the payment of the Fees was reasonable in relation to the services provided by the Advisers and approved the payment of the Fees to the Advisers as being in the best interests of the Company's shareholders. Of particular significance in the Board's evaluation was that the Fees were less than the Advisers' respective actual costs of providing their services to the Company.

Accordingly, the Board, including a majority of the Disinterested Directors, approved the payment of the Fees to the Advisers, subject to approval by the Company's shareholders, and directed that the payment of the Fees be submitted to the Company's shareholders, with the Board's recommendation that shareholders vote for the approval of the payment of the Fees.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PAYMENT
OF THE FEES.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the Meeting unless certain securities law requirements are met.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Company has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Company's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Company's proxy materials must be received by the Company within a reasonable time before the solicitation is made. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement or presentation at the meeting. Any shareholder proposal should be sent to Edward M. Casal, Madison Harbor Balanced Strategies, Inc., 405 Lexington Avenue, 47th Floor, New York, New York 10174.

You are cordially invited to attend the Special Meeting of Shareholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

  By Order of the Board of Directors,

  Russell H. Bates
  Secretary

New York, New York
October 28, 2008

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Madison Harbor Balanced Strategies, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Madison Harbor Balanced Strategies, Inc., and its terms apply both to our current shareholders and to former shareholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•  It is our policy that only authorized employees of our investment adviser, Aviva Investors North America, Inc., who need to know your personal information will have access to it.

•  We may disclose shareholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•  If required by law, we may disclose shareholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT ("Agreement") is made this           day of           , 2008, by and between Madison Harbor Balanced Strategies, Inc., a Maryland corporation, (the "Fund") and Aviva Investors North America, Inc., an Iowa corporation (the "Adviser").

WITNESSETH:

WHEREAS, the Fund intends to engage in business as a closed-end, non-diversified, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of providing advice relating to investments in securities;

WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Adviser agree as follows:

1.  Appointment of Adviser. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts this appointment and agrees to render the services herein set forth, for the compensation herein described.

2.  Duties of Adviser.

a.  Subject to the supervision of the Fund's Board of Directors (the "Board"), the Adviser shall have full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund, in each case in accordance with the investment objective, policies and restrictions that are set forth in the Fund's Private Placement Memorandum (the "Memorandum") which is filed as part of the Fund's Registration Statement on Form N-2, dated December 19, 2003, and as it may be amended from time to time. In furtherance of and subject to the foregoing, the Adviser shall have full power and authority on behalf of the Fund, among other matters:

1.  to purchase, sell, exchange, trade and otherwise deal in and with securities and other property of the Fund and to loan securities of the Fund;

2.  to do any and all acts and exercise all rights with respect to the Fund's interest in any person, firm, corporation, partnership or other entity, including, without limitation, voting interests of the underlying funds (as defined in the Memorandum);

3.  to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions, subject to Paragraph 2(b) hereof;

4.  to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefore, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to the Fund's investors (the "Shareholders") with respect to repurchases of interests in the Fund ("Interests") and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

5.  to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Adviser may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

6.  to engage and terminate the services of one or more sub-advisers (the engagement of which shall be subject to the approval requirements of the 1940 Act) to assist the Adviser in providing, or to provide under the Adviser's control and supervision, advice and management to the Fund at the expense of the Adviser or of the Fund and to terminate such services, all subject to the terms hereof and applicable law;

7.  as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

8.  if directed by the Board, to arrange for the purchase of (A) one or more "key man" insurance policies on the life of any principal of a member of the Adviser, the benefits of which are payable to the Fund, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Adviser, or any of their principals, directors, officers, members, employees and agents; and

9.  to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Adviser, necessary or appropriate for the conduct of the business of the Fund without the act, vote or approval of any other Shareholders or person.

b.  The Adviser, in its discretion, may, directly or indirectly (through investment in underlying funds or with sub-advisers), use brokers who provide the Fund (or underlying funds or sub-advisers) with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Fund (or underlying funds), and the Fund (or underlying funds or sub-advisers) may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's (or underlying fund portfolio manager's ("portfolio manager") or sub-adviser's) good faith determination that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser (or sub-adviser) to the Fund (or of the portfolio manager to the underlying fund) and its other clients and that the total commissions paid by the Fund (or underlying funds) will be reasonable in relation to the benefits to the Fund (or underlying funds or sub-advisers) over the long term. Whenever the Adviser, a sub-adviser or an underlying fund manager simultaneously places orders to purchase or sell the same security on behalf of the Fund (or underlying fund) and one or more other accounts advised by the Adviser, sub-adviser, if any, or portfolio manager, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Fund recognizes that in some cases this procedure may adversely affect the results obtained for the Fund.

3.  Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others. Nothing in this Agreement shall limit or restrict the right of any member, director, officer or employee of the Adviser or its affiliates, who also may be a director, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.  Expenses.

a.  During the term of this Agreement, the Fund will bear all expenses incurred in the business of the Fund, other than those not specifically assumed by the Adviser and other service providers pursuant to their agreements with the Fund. Expenses to be borne by the Fund will include, but are not limited to, the following:

1.  all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees (including research related travel), interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, shareholder servicing fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends, and expenses from investments in underlying funds;

2.  all costs and expenses associated with the organization, operation and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

3.  the costs and expenses of holding any meetings of any Shareholders that are regularly scheduled, permitted or required to be held under the terms of the Fund's Articles of Incorporation or Bylaws, the 1940 Act or other applicable law;

4.  the fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

5.  the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Board;

6.  all costs and expenses associated with the selection of underlying funds, including due diligence and travel-related expenses;

7.  all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders;

8.  all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio, including appraisal and valuation services provided by third parties;

9.  the fees of the Fund's administrator and custodian and other persons providing administrative services to the Fund;

10.  all charges for equipment or services used for communications between the Fund and any service provider engaged by the Fund; and

11.  such other types of expenses as may be approved from time to time by the Board.

b.  The payment or assumption by the Adviser of any expenses of the Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

5.  Compensation. As compensation for the services provided to the Company and the expenses assumed by the Adviser under this agreement, the Adviser shall receive from the Fund a quarterly management fee at annual rate equal to the sum of (i) 1.0% of the net asset value ("NAV") of the managed account (as defined in the Memorandum), and (ii) 2.0% of the NAV of funds invested in underlying funds. For purposes of determining the Adviser's fee, the NAV of each of the managed account and amounts invested in underlying funds will be the value of total assets of each, minus a pro rata portion of the sum of accrued liabilities (including accrued expenses) of the Fund and any declared but unpaid dividends on the Fund's shares ("Shares"). The management fee shall be earned at the beginning of each quarter and payable once the NAV calculation is finalized for the most recently closed quarter. The Adviser has agreed to waive the management fee during the subscription period for the Shares.

6.  Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any holders of Shares in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also a member, officer, director, employee or agent of the Adviser or its affiliates, who may be or becomes an officer, employee or agent of the Fund, shall be deemed when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as an officer, director, employee, or agent of one under the control or direction of the Adviser even though compensated by it.

7.  Indemnification.

a.  The Fund will indemnify the Adviser and its affiliates, and each of their members, shareholders, directors, managers, officers and employees and any of their affiliated persons, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties and, in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Board members who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will be required to agree as a condition to any such advance, that if one of the foregoing parties receives any such advance, the party will reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the party was not entitled to indemnification under this Paragraph 7. The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

b.  Notwithstanding any of the foregoing, the provisions of this Paragraph 7 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this Paragraph 7 to the fullest extent permitted by law. The provisions of this Paragraph 7 shall survive the termination or cancellation of this Agreement.

8.  Duration and Termination.

a.  This Agreement will become effective on the date the Fund commences investment operations, provided that this Agreement will not take effect unless it has first been approved (i) by a vote of a majority of those Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Fund.

b.  Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date the Fund commences investment operations. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by (i) members of the Board who are not parties to this Agreement or interested persons of any such party within the meaning of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Board or by a vote of a majority of the outstanding voting securities of the Fund.

c.  Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days' written notice to the Fund.

d.  This Agreement will automatically terminate in the event of its assignment.

9.  Notice. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

10.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; however, the provisions of this Agreement may be changed, waived, discharged or terminated by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, subject to the requirement of the 1940 Act.

11.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the later shall control.

12.  Miscellaneous.

a.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

b.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

c.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

d.  As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

e.  Where the effect of a requirement of the 1940 Act reflected in any provision of this contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

MADISON HARBOR BALANCED STRATEGIES, INC.

By: [Name] [Title]

AVIVA INVESTORS NORTH AMERICA, INC.

By: [Name] [Title]

Proxy – Madison Harbor Balanced Strategies, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 25, 2008

The undersigned shareholder of Madison Harbor Balanced Strategies, Inc. (the “Company”) acknowledges receipt of the Notice of Special Meeting of Shareholders of the Company and hereby appoints Edward Casal and Russell Bates, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the Company’s corporate headquarters located at 405 Lexington Avenue, 47th Floor, New York, New York 10174 on November 25, 2008, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

☐	Mark this box with an X if you have made changes to your name or address details above

Special Meeting Proxy Card

Issues:

The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Withhold
1.	The approval of the new investment advisory agreement by and between Madison Harbor Balanced Strategies, Inc. and Aviva Investors North America, Inc.	☐	☐	☐

2.

The approval of the payment of fees for investment advisory and investment sub-advisory services provided by Madison Harbor Capital Management, LLC, and its successor, Aviva Investors North America, Inc., and Conning Asset Management Company, respectively, during the period in which no written contracts were in place for such services.

		☐	☐	☐

3.	To vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

Signature 1 – Please keep signature within the	Signature 2 – Please keep signature within the	Date (mm/dd/yyyy)
box	box

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